SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                 __________________________________________


                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported) April 25, 2001


                          FirstFed Financial Corp.
           (Exact name of registrant as specified in its charter)



       Delaware                     1-9566                   95-4087449
(State of Incorporation)    (Commission File No.)   (IRS Employer
                                                    Identification No.)



401 Wilshire Boulevard, Santa Monica, California,            90401-1490
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code       (310) 319-6000




Total number of pages is 7
Index to Exhibit is on Page 3.

ITEM 7.  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)   Exhibits

          99.0 Monthly Financial Data as of February 28, 2001 and March 31, 2001 (Unconsolidated)

          99.1 Loan Portfolio Segment Report of First Federal Bank of California as of February 28, 2001 and March 31, 2001

ITEM 9.  REGULATION FD DISCLOSURE.

      The Registrant hereby incorporates by reference into this Item 9 the summary monthly financial data, as of February 28, 2001 and March 31, 2001 attached as Exhibit 99.0 which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     The Registrant hereby incorporates by reference into this Item 9 the Loan Portfolio Segment Reports as of February 28, 2001 and March 31, 2001, attached as Exhibit 99.1, which are being furnished in accordance with Rule 101(e)(1)under Regulation FD and shall not be deemed to be filed. This information is being presented by management of the Registrant in response to the request of various analysts and investors for additional information regarding the single family loan portfolio of Registrant's sole subsidiary, First Federal Bank of California (the "Bank"). Specifically, the report presents information which management believes is relevant to the perceived issue of prepayment risk on recently originated single family home loans in the Bank's portfolio. Information regarding prepayment risk on other loans in the Bank's portfolio is not presented herein.

     A discussion of the factors that could impact this area as to the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

                            S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FIRSTFED FINANCIAL CORP.




Dated: April 25, 2001              By:
                                          Douglas J. Goddard
                                          Chief Financial Officer

                             INDEX TO EXHIBITS

Item                                                              Page

99.0  Monthly Financial Information as of February 28, 2001           4

99.0  Monthly Financial Information as of March 31, 2001              6

99.1  Loan Portfolio Segment Report of First Federal Bank of
      California as of February 28, 2001                              5

99.1  Loan Portfolio Segment Report of First Federal Bank of
      California as of March 31, 2001                                 7

                         MONTHLY REPORT OF OPERATIONS
                Unaudited, Unconsolidated Financial Highlights


                                As of, for the Month     As of, for the 2 Months
                                 Ended February 28,         Ended February 28,
                                ----------------------   ----------------------
                                  2001       2000          2001         2000
                                           (Dollars in thousands)

AVERAGE INVESTMENTS           $  188,355  $  193,005   $  189,714   $  203,381


LOANS

Total Loans and Mortgage-
  Backed Securities           $4,138,032  $3,537,789   $4,138,032   $3,537,789
Loans Originated/Purchased    $  172,757  $   66,556   $  245,849   $  122,806
Loans Sold                    $    1,253  $      250   $    3,818   $    1,117

Average Rate on Loans
  Originated/Purchased              7.59%       7.23%        7.59%        7.26%
Percentage of Portfolio in
  Adjustable Rate Loans            90.37%      92.18%       90.37%       92.18%
Non-performing Assets
  to Total Assets                   0.26%       0.34%        0.26%        0.34%


BORROWINGS

Federal Home Loan Bank
  Advances                    $1,619,000  $1,154,000   $1,619,000   $1,154,000
Reverse Repurchase
  Agreements                  $  279,134  $  329,183   $  279,134   $  329,183


DEPOSITS

Retail Deposits               $1,734,547  $1,529,613   $1,734,547   $1,529,613
Wholesale Deposits            $  494,446  $  567,315   $  494,446   $  567,315
                              ----------  ----------    ---------    ---------
                              $2,228,993  $2,096,928   $2,228,993   $2,096,928

Net Increase (Decrease)       $   33,894  $   20,591   $   60,242   $   31,847


AVERAGE INTEREST RATES

Yield on Loans                      8.21%       7.60%        8.26%       7.55%
Yield on Investments                6.18%       5.75%        5.99%       5.64%
Yield on Earning Assets             8.12%       7.50%        8.15%       7.44%
Cost of Deposits                    4.90%       4.53%        4.88%       4.49%
Cost of Borrowings                  6.27%       5.85%        6.35%       5.87%
Cost of Money                       5.53%       5.08%        5.55%       5.06%
Earnings Spread                     2.59%       2.42%        2.60%       2.38%
Effective Net Spread                2.82%       2.62%        2.82%       2.57%

                 First Federal Bank of California, fsb
                     Loan Portfolio Stratification
                            as of 2/28/2001
                            (000's omitted)


             Total Real Estate Loan Portfolio


                                           Bank Owned     Percent of
             Property Type                   Balance         Total

             Single Family                 $2,282,109         59%
             Multi-family                   1,334,162         35%
             Commercial & Ind                 214,390          6%
                Total Real Estate Loans    $3,830,661        100%


             Single Family

             Without Prepayment Penalty    $2,074,891         91%
             With Prepayment Penalty          207,218          9%
                Total Single Family Loans  $2,282,109        100%


                                    Bank Owned
                       Age            Balance

                       0 to 10 Yrs   $1,875,096         90%
                       >10 Yrs         $199,795         10%
                       Total         $2,074,891        100%



                           Loans 0 to Ten Years
                   Balances by Current Principal Balance

  Current
  Interest        Less                                        Greater
 Rate Range       than                                         than
               $  252    $252-275   $275-500  $500-1,000    $  1,000      Total      %
<7%            $  8,562  $  2,145   $ 22,349  $   35,723    $ 35,135  $  103,914    5.5%
7 - 7.25%         1,472         0      5,875      16,310      35,064      58,721    3.1%
7.25%-7.50%       3,331     1,599      9,325      24,247      32,834      71,336    3.8%
7.50%-7.75%       5,697       261      6,615       6,766      22,060      41,399    2.2%
7.75%-8.00%      53,797     8,109     88,764      48,514      18,857     218,041   11.6%
8.00%-8.25%     154,850    18,484    132,116      98,514      43,628     447,592   23.9%
8.25%-8.50%     132,975    14,216     99,218     122,386     122,346     491,141   26.2%
8.50%-8.75%      70,767    12,431     64,340      41,854      52,371     241,763   12.9%
8.75%-9.00%      26,650     4,222     33,481       9,752      11,406      85,511    4.6%
9.00%-10%        75,168     3,967     28,930       4,178       2,318     114,561    6.1%
>10%              1,117         0          0           0           0       1,117    0.1%
       Total   $534,386  $ 65,434   $491,013  $  408,244    $376,019  $1,875,096  100.0%


                         MONTHLY REPORT OF OPERATIONS
                Unaudited, Unconsolidated Financial Highlights


                                As of, for the Month     As of, for the 3 Months
                                 Ended March 31,         Ended March 31,
                                ----------------------   ----------------------
                                  2001       2000          2001         2000
                                           (Dollars in thousands)

AVERAGE INVESTMENTS           $  215,196  $  161,586   $  198,208   $  183,492


LOANS

Total Loans and Mortgage-
  Backed Securities           $4,153,934  $3,704,517   $4,153,934   $3,704,517
Loans Originated/Purchased    $  116,364  $  216,358   $  362,213   $  339,198
Loans Sold                    $      150  $      185   $    3,968   $    1,302

Average Rate on Loans
  Originated/Purchased              7.28%       7.31%        7.49%        7.29%
Percentage of Portfolio in
  Adjustable Rate Loans            89.04%      92.49%       89.04%       92.49%
Non-performing Assets
  to Total Assets                   0.27%       0.36%        0.27%        0.36%


BORROWINGS

Federal Home Loan Bank
  Advances                    $1,604,000  $1,229,000   $1,604,000   $1,229,000
Reverse Repurchase
  Agreements                  $  275,205  $  332,546   $  275,205   $  332,546


DEPOSITS

Retail Deposits               $1,780,648  $1,721,440   $1,780,648   $1,721,440
Wholesale Deposits            $  516,059  $  489,472   $  516,059   $  489,472
                              ----------  ----------    ---------    ---------
                              $2,296,707  $2,210,912   $2,296,707   $2,210,912

Net Increase (Decrease)       $   67,714  $  113,984   $  127,956   $  145,831


AVERAGE INTEREST RATES

Yield on Loans                      8.14%       7.70%        8.22%       7.59%
Yield on Investments                5.49%       5.80%        5.82%       6.17%
Yield on Earning Assets             8.00%       7.62%        8.10%       7.52%
Cost of Deposits                    4.76%       4.50%        4.85%       4.49%
Cost of Borrowings                  6.18%       5.88%        6.30%       5.89%
Cost of Money                       5.41%       5.08%        5.51%       5.08%
Earnings Spread                     2.59%       2.54%        2.59%       2.44%
Effective Net Spread                2.81%       2.73%        2.81%       2.63%

                 First Federal Bank of California, fsb
                     Loan Portfolio Stratification
                            as of 3/31/2001
                            (000's omitted)


             Total Real Estate Loan Portfolio


                                           Bank Owned     Percent of
             Property Type                   Balance         Total

             Single Family                 $2,298,401         59%
             Multi-family                   1,332,712         35%
             Commercial & Ind                 219,523          6%
                Total Real Estate Loans    $3,850,636        100%


             Single Family

             Without Prepayment Penalty    $2,072,851         90%
             With Prepayment Penalty          225,550         10%
                Total Single Family Loans  $2,298,401        100%


                                    Bank Owned
                       Age            Balance

                       0 to 10 Yrs   $1,875,794         90%
                       >10 Yrs         $197,057         10%
                       Total         $2,072,851        100%



                           Loans 0 to Ten Years
                   Balances by Current Principal Balance

  Current
  Interest        Less                                        Greater
 Rate Range       than                                         than
               $  252    $252-275   $275-500  $500-1,000    $  1,000      Total      %
<7%            $  8,518  $  1,885   $ 25,156  $   35,472    $ 37,455  $  108,486    5.8%
7 - 7.25%         2,129         0      8,702      19,552      46,426      76,809    4.1%
7.25%-7.50%       3,920     2,122     12,784      25,528      35,023      79,377    4.2%
7.50%-7.75%       5,828       261     57,225      46,328      28,761     138,403    7.4%
7.75%-8.00%      56,851     8,400     49,974      22,345      10,788     148,358    7.9%
8.00%-8.25%     150,128    18,476    131,274     100,920      57,847     458,645   24.5%
8.25%-8.50%     130,658    15,524    103,126     112,423     110,451     472,182   25.2%
8.50%-8.75%      68,851    10,312     54,810      35,359      46,293     215,625   11.5%
8.75%-9.00%      26,450     4,201     30,451       7,774       4,768      73,644    3.9%
9.00%-10%        69,687     3,443     26,818       3,515           0     103,463    5.5%
>10%                802         0          0           0           0         802    0.0%
       Total   $523,822  $ 64,624   $500,320  $  409,216    $377,812  $1,875,794  100.0%
